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                                 EXHIBIT 99.08

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-6


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                           [LOGO OF FIRST USA BANK
                                                APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6
                _______________________________________________

               Monthly Period:                     04/01/96 to
                                                   04/30/96
               Distribution Date;                  05/15/96
               Transfer Date:                      05/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Band (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a"Certificate"). Certain Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------
    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                        Class A                      $4.87500000
                                        Class B                       5.06666667
                                        Collateral Inv. Amt.          5.27604175
                                                               -----------------
                                        Total (weighted avg.)        $4.92756187

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount    Class A                      $4.87500000
                                        Class B                       5.06666667
                                        Collateral Inv. Amt.          5.27604175
                                                               -----------------
                                        Total (weighted avg.)        $4.92756187

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-6
Page 2


        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                       $0.00000000
                                       Class B                        0.00000000
                                       Collateral Inv. Amt.           0.00000000
                                                              ------------------
                                       Total                         $0.00000000
                                                              ==================

B.      Information Regarding the Performance of the Trust.
        ---------------------------------------------------

        1.      Allocation of Principal Receivables.
                ------------------------------------

                The aggregate amount of Allocations of Principal
                Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                    $77,105,007.76
                                       Class B                      6,005,992.24
                                       Collateral Inv. Amt.         9,237,257.54
                                                              ------------------
                                       Total                      $92,348,257.54
                                                              ==================

        2.      Allocation of Finance Charge Receivables.
                -----------------------------------------

                The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $10,341,638.90
                                        Class B                       804,993.17
                                        Collateral Inv. Amt.        1,238,514.68
                                                              ------------------
                                        Total                     $12,385,146.75
                                                              ==================

        3.      Principal Receivables / Investor Percentages
                --------------------------------------------

                (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $15,407,153,743.19


                (b)     Invested Amount as of the last day
                        of the Monthly Period.

                                       Class A                   $750,000,000.00
                                       Class B                     58,380,000.00
                                       Collateral Inv. Amt.        89,820,000.00
                                                              ------------------
                                       Total                     $898,200,000.00
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 3

     (c)  The Floating Allocation Percentage: The Invested
          Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
          Receivables as of the Record Date set forth in paragraph 3(a) above

                                  Class A                                 4.868%
                                  Class B                                 0.379%
                                  Collateral Inv. Amt.                    0.583%
                                                           ---------------------
                                  Total                                   5.830%

     (d)  During the Amortization Period: The Invested
          Amount as of _______ (the last day of the Revolving
          Period)
                                  Class A                                   N.A.
                                  Class B                                   N.A.
                                  Collateral Inv. Amt.                      N.A.
                                                           ---------------------
                                  Total                                     N.A.

     (e)  The Fixed/Floating Allocation Percentage: The Invested
          Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
          Receivables set forth in paragraph 3(a) above

                                  Class A                                   N.A.
                                  Class B                                   N.A.
                                  Collateral Inv. Amt.                      N.A.
                                                           ---------------------
                                  Total                                     N.A.


4.   Delinquent Balances.
     --------------------

     The aggregate amount of outstanding balance in the          Aggregate
     Accounts which were delinquent as of the day                 Account
     on the last day of the Monthly Period                        Balance
                                                           ---------------------

     (a)   35 - 64 days                                          $233,085,687.89
     (b)   65 - 94 days                                           150,215,281.63
     (c)   95 - 124 days                                          110,895,315.12
     (d)   125 - 154 days                                          88,035,352.92
     (e)   155 - 184 days                                          76,105,895.19
     (f)   185 or more days                                        66,855,338.43
                                                           ---------------------
                                  Total                          $725,192,871.18
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-6
Page 4

  5.  Monthly Investor Default Amount.
      --------------------------------

      (a)  The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the Monthly Period allocable to the Invested
           Amount (the aggregate "Investor Default Amount")

                                      Class A                      $3,037,746.43
                                      Class B                         236,458.18
                                      Collateral Inv. Amt.            363,800.51
                                                                ----------------
                                      Total                        $3,638,005.12
                                                                ================

     (b)  The amount set forth in paragraph 5(a) above in
          respect of the Monthly Investor Default Amount, per
          original $1,000 interest
                                      Class A                              $4.05
                                      Class B                               4.05
                                      Collateral Inv. Amt.                  4.05
                                                                ----------------
                                      Total                                $4.05
                                                                ================

  6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a)  The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Collateral Invested Amount

                                      Class A                              $0.00
                                      Class B                               0.00
                                      Collateral Inv. Amt.                  0.00
                                                                ----------------
                                      Total                                $0.00
                                                                ================

      (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                      Class A                              $0.00
                                      Class B                               0.00
                                      Collateral Inv. Amt.                  0.00
                                                                ----------------
                                      Total                                $0.00
                                                                ================

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1994-6
Page 5


                (c) The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                                Class A                    $0.00
                                                Class B                     0.00
                                                Collater                    0.00
                                                                ----------------
                                                Total                      $0.00
                                                                ================

                (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                Class A                    $0.00
                                                Class B                     0.00
                                                Collater                    0.00
                                                                ----------------
                                                Total                      $0.00
                                                                ================

        7.      Investor Servicing Fee.

                (a)     The amount of the Investor Monthly Servicing Fee
                        payable by the Trust to the Servicer for the
                        Monthly Period
                                                Class A              $937,500.00
                                                Class B               $72,975.00
                                        Remaining Servic             $112,275.00
                                                                ----------------
                                                Total              $1,122,750.00
                                                                ================


                (b)     The amount set forth in paragraph 7(a) above, per
                        $1,000 interest
                                                Class A              $1.25000000
                                                Class B               1.25000000
                                        Remaining Servic              1.25000000
                                                                ----------------
                                                Total               $ 1.25000000
                                                                ================

        8.      Reallocated Principal Collections

                The amount of Reallocated Collateral and Class B
                Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
                Charge-Offs for the prior month.

                                                Class B                    $0.00
                                                Collater                    0.00
                                                                ----------------
                                                Total                      $0.00
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-6
Page 6

   9.   Collateral Invested Amount
        --------------------------

        (a)  The amount of the Collateral Invested Amount as
             of the close of business on the related Distribution
             Date after giving effect to withdrawals, deposits
             and payments to be made in respect of the preceding
             month                                                $89,820,000.00

        (b)  The Required Collateral Invested Amount as of the
             close of business on the related Distribution
             Date after giving effect to withdrawals, deposits
             and payments to be made in respect of the preceding
             month                                                $89,820,000.00

   10.  The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                      Class A                         1.00000000
                                      Class B                         1.00000000
                                                                 ---------------
                                      Total (weighted avg.)           1.00000000

   11.  The Portfolio Yield
        -------------------
        The Portfolio Yield for the related Monthly Period                11.69%

    12. The Base Rate
        -------------
        The Base Rate for the related Monthly Period                       7.87%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President